UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number   811-01608

Franklin High Income Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices)                    (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code:     650 312-2000

Date of fiscal year end: 5/31

Date of reporting period: 5/31/19

Item 1. Reports to Stockholders.

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

FRANKLIN TEMPLETON

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

During the 12 months ended May 31, 2019, the U.S. economy grew, while the unemployment and annual inflation rates declined. Over the period, the U.S. Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% three times, to 2.25%–2.50%. The Fed kept the federal funds rate unchanged at its January, March and April/May 2019 meetings and signaled no rate hikes for 2019.

The 10-year Treasury yield, which moves inversely to price, rose to multi-year highs in October and November 2018 amid investor concerns about inflation and Fed actions in 2018. However, the 10-year Treasury yield subsequently declined to end the period at 2.14%, largely due to ongoing concerns about political tensions and economic growth in the U.S. and other countries, as well as escalating U.S.-China trade tensions and President Trump’s threat to impose tariffs on Mexico. Within this environment, investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, posted a +6.40% total return.1 Below investment-grade corporate bonds, as measured by the Credit Suisse High Yield Index, posted a +4.99% total return.1

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

In addition, Franklin High Income Fund’s annual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your future investment needs.

Sincerely,

Sonal Desai, Ph.D.

Executive Vice President,

Chief Investment Officer of Franklin Templeton Fixed Income Group

This letter reflects our analysis and opinions as of May 31, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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ANNUAL REPORT

Franklin High Income Fund

This annual report for Franklin High Income Fund covers the fiscal year ended May 31, 2019.

Your Fund’s Goals and Main Investments

The Fund seeks a high level of current income, with a secondary goal of capital appreciation, by investing predominantly in high yield, lower rated debt securities including bonds, notes, debentures, convertible securities and senior and subordinated debt securities. The Fund may also invest in preferred stocks.

Performance Overview

The Fund’s Class A shares posted a +4.75% cumulative total return for the 12 months under review.1 In comparison, the benchmark Credit Suisse (CS) High Yield Index, which tracks the high yield debt market, posted a +4.99% total return.2 The Fund’s peers posted a +4.45% total return, as measured by the Lipper High Yield Funds Classification Average, which consists of funds chosen by Lipper that aim at high relative current yield from fixed income securities.3 You can find more of the Fund’s performance data in the Performance Summary beginning on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The U.S. economy grew during the 12 months ended May 31, 2019. After moderating for two consecutive quarters, the economy grew significantly faster in 2019’s first quarter, driven by growth in consumer spending, inventory investment, exports, business investment, and state and

Asset Allocation*

Based on Total Net Assets as of 5/31/19

*Includes common, convertible preferred stocks, escrows and litigation trusts as well as other equity interests.

local government spending. The manufacturing and services sectors expanded during the period. The unemployment rate decreased from 3.8% in May 2018 to 3.6% at period-end.4 The annual inflation rate, as measured by the Consumer Price Index, decreased from 2.8% in May 2018 to 1.8% at period-end.4

The U.S. Federal Reserve (Fed) raised its target range for the federal funds rate by 0.25% three times during the period, to 2.25%–2.50%, and continued reducing its balance sheet as part of its plan to normalize monetary policy. At its March 2019 meeting, the Fed held its target range for the federal funds rate unchanged and signaled no rate hike in 2019. Furthermore, the Fed mentioned it would end its balance sheet normalization by the end of September 2019. At its April/May meeting, the Fed reiterated its patient approach to future rate adjustments.

The 10-year Treasury yield, which moves inversely to its price, decreased during the period. The yield rose to

1. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

2. Source: Credit Suisse Group.

3. Source: Lipper, a Thomson Reuters Company. For the one-year period ended 5/31/19, this category consisted of 459 funds. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. Fund performance relative to the average may have differed if these or other factors had been considered. The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

4. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 16.

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FRANKLIN HIGH INCOME FUND

multi-year highs several times in 2018 amid investor concerns about higher inflation and the Fed’s interest-rate path. Concerns that other central banks might scale back monetary stimulus, several better-than-expected U.S. economic reports and periods of optimism about a potential U.S.-China trade deal also supported the yield. However, some factors weighed on the Treasury yield at certain points during the period, including concerns about political turmoil in Italy, political uncertainties in the U.S., tensions between the U.S. and North Korea, slower domestic and global economic growth, and the Fed’s patient approach to its monetary policy decisions. Near period-end, the 10-year yield fell below certain short-term yields due to escalating U.S.-China trade tensions and President Trump’s threat to impose tariffs on Mexico because of immigration disputes. Overall, the 10-year Treasury yield declined from 2.83% at the beginning of the period to 2.14% at period-end.

Investment Strategy

We are research driven, fundamental investors who rely on our team of analysts to provide in-depth industry expertise and use qualitative and quantitative analysis to evaluate companies. As bottom-up investors, we focus primarily on individual securities but consider sectors when choosing investments and, from time to time, may have significant investments in certain sectors. In selecting securities, we do not rely principally on the ratings assigned by rating agencies, but perform our own independent investment analysis to evaluate the creditworthiness of the issuer. We consider a variety of factors, including the issuer’s experience and managerial strength, its sensitivity to economic conditions, and its current and prospective financial condition.

Manager’s Discussion

Although high-yield corporate bonds experienced increased volatility during the period, the Fund generated a positive return that exceeded those of its peer group. High-yield spreads traded in a fairly tight range from the beginning of the period until the fourth quarter of 2018, as global growth worries, simmering trade tensions and slumping commodity prices overwhelmed financial markets and left few areas immune to the sell-off. During the final months of 2018, the Fed’s move away from accommodative monetary policies created uncertainty over how aggressive it might be in hiking interest rates, representing a tipping point for investors as little progress in U.S.-China trade talks also muddied the market outlook. By December, concerns of a U.S. government shutdown amid partisan political rancor, as well as growing disarray surrounding plans for Britain to exit the European Union, reinforced a risk-off mood. In the fourth

Dividend Distributions*

6/1/18–5/31/19

	Dividend per Share (cents)
Month	Class A**	Class A1	Class C	Class R	Class R6	Advisor Class
June	—	0.83	0.75	0.78	0.86	0.86
July	—	0.84	0.76	0.78	0.88	0.86
August	—	0.92	0.84	0.86	0.96	0.94
September	0.89	0.88	0.80	0.82	0.92	0.90
October	0.94	0.92	0.82	0.87	0.96	0.95
November	0.87	0.88	0.81	0.83	0.92	0.90
December	0.86	0.87	0.79	0.81	0.91	0.89
January	0.83	0.84	0.76	0.78	0.88	0.86
February	0.86	0.87	0.80	0.82	0.91	0.89
March	0.85	0.86	0.78	0.81	0.90	0.89
April	0.86	0.87	0.80	0.82	0.91	0.90
May	0.86	0.87	0.79	0.81	0.91	0.89
Total	7.82	10.45	9.50	9.79	10.92	10.73

*The distribution amount is the sum of all net investment income distributions for the period shown. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 9/10/18, the Fund began offering Class A shares. See the prospectus for details.

quarter alone, high-yield bonds returned -4.77%, as spreads widened from 360 to 575 basis points during the three-month period based on the CS High Yield Index.1

Following the difficult close to 2018, the new year brought a quick and meaningful recovery for the high-yield market, which benefited from reversals for a number of these trends. For example, more dovish comments from the Fed, a thawing of tensions for U.S.-China trade talks, and higher oil prices all combined to provide a much more favorable backdrop for high-yield corporate bonds in the first quarter of 2019. Although renewed fears about trade tensions and Fed policy weighed on investor sentiment in May, the high-yield market’s strong results so far in 2019 still more than made up for the fourth quarter of 2018’s market decline, illustrated by the high-yield market’s return of +4.99%, as measured by the CS High Yield Index, for the 12-month period.1 Although spreads widened during the period overall, market fundamentals have generally remained strong and default rates decreased from a year ago. Despite the volatility created by headlines at various points in time, the technical trading environment was also supportive of high-yield returns as net new issuance generally remained lower throughout the period.

Looking at sectors that drove the Fund’s relative performance, security selection within information

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FRANKLIN HIGH INCOME FUND

Top 10 Holdings by Issuer*

5/31/19

Company Sector/Industry	% of Total Net Assets
CCO Holdings LLC/CCO Holdings Capital Corp.	2.0%
Media & Entertainment
CSC Holdings LLC	2.0%
Media & Entertainment
Altice Luxembourg SA	1.7%
Media & Entertainment
iShares iBoxx $ High Yield Corp. Bond ETF	1.7%
Diversified Financials
Tenet Healthcare Corp.	1.6%
Health Care Equipment & Services
HCA Inc.	1.6%
Health Care Equipment & Services
Clearway Energy Operating LLC	1.5%
Utilities
Sprint Corp.	1.5%
Telecommunication Services
T-Mobile USA Inc.	1.4%
Telecommunication Services
Cheniere Energy Partners LP	1.3%
Energy

*Securities are listed by issuer, which may appear by another name in the SOI.

technology was a meaningful contributor, as the Fund benefited from its emphasis on issuers that continued to show favorable progress across various operational measures.5 Security selection in the retail industry also contributed during the period.6 Although underweight in the industry, the Fund’s focus on select issuers we believed were well-positioned to adapt to a rapidly changing environment thanks to new technology helped this portion of the portfolio to outperform. Along these lines, we maintained our underweight in the automotive industry based on our assessment of long-term challenges facing the industry, and our underweight contributed to performance for the period.7 The Fund also benefited from its overweight exposures to the wireless and media cable industries.8 Finally, security selection within health care, where the Fund also benefited from its overweight, contributed to relative results as several holdings performed well based on improving fundamentals and investor sentiment.9

In contrast, security selection in the energy sector and metals and mining industry detracted from relative results as bouts of volatility for commodity prices, particularly oil, presented challenges for these exposures.10 Although our overweight exposures to the two groups detracted from performance for the period, we continue to have a positive longer-term outlook based on value-unlocking catalysts we believe we have identified through our in-depth research efforts.

The Fund had no exposure to derivatives during the period.

Thank you for your continued participation in Franklin High Income Fund. We look forward to serving you future investment needs.

Glenn I. Voyles, CFA Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

5. The information technology sector comprises semiconductors and semiconductor equipment, software and services, and technology hardware and equipment in the SOI.

6. The retail industry includes retailing in the SOI.

7. The automotive industry includes automobiles and components in the SOI.

8. The wireless industry is included in telecommunication services in the SOI. The media cable industry is included in media and entertainment in the SOI.

9. The health care sector comprises health care equipment and services and pharmaceuticals, biotechnology and life sciences in the SOI.

10. The metals and mining industry is included in materials in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN HIGH INCOME FUND

Performance Summary as of May 31, 2019

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 5/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4,5
1-Year	+4.75%	+0.83%
5-Year	+12.28%	+1.56%
10-Year	+109.45%	+7.26%

Advisor
1-Year	+4.92%	+4.92%
5-Year	+13.73%	+2.61%
10-Year	+113.66%	+7.89%

	Distribution	30-Day Standardized Yield[7]
Share Class	Rate[6]	(with fee waiver)	(without fee waiver)
A	5.52%	5.25%	5.25%
Advisor	5.90%	5.73%	5.73%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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FRANKLIN HIGH INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (6/1/09–5/31/19)

Advisor Class (6/1/09–5/31/19)

See page 8 for Performance Summary footnotes.

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FRANKLIN HIGH INCOME FUND

PERFORMANCE SUMMARY

Distributions (6/1/18–5/31/19)

Share Class	Net Investment Income
A (9/10/18-5/31/19)	$0.0782
A1	$0.1045
C	$0.0950
R	$0.0979
R6	$0.1092
Advisor	$0.1073
Total Annual Operating Expenses[10]

Share Class	With Fee Waiver	Without Fee Waiver
A	0.85%	0.86%
Advisor	0.60%	0.61%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The risks associated with higher-yielding, lower-rated securities include higher risk of default and loss of principal. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. In addition, interest rate movements will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Investment in foreign securities also involves special risks, including currency fluctuations, and political and economic uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 9/30/19. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

5. Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

6. Distribution rate is based on an annualization of the respective class’s May dividend and the maximum offering price (NAV for Advisor class) per share on 5/31/19.

7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

8. Source: Credit Suisse Group. The CS High Yield Index is designed to mirror the investable universe of the U.S. dollar-denominated high-yield debt market.

9. Source: Lipper, a Thomson Reuters Company. The Lipper High Yield Funds Classification Average is calculated by averaging the total returns of funds within the Lipper High Yield Funds classification in the Lipper Open-End underlying funds universe for the period indicated. Lipper High Yield Funds are defined as funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. For the one-year period ended 5/31/19, there were 459 funds in this category. Lipper calculations do not include sales charges.

10. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN HIGH INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 12/1/18	Value 5/31/19	12/1/18–5/31/19[1,2]	Value 5/31/19	12/1/18–5/31/19[1,2]	Ratio[2]

A	$1,000	$1,052.30	$4.35	$1,020.69	$4.28	0.85%
A1	$1,000	$1,052.40	$3.84	$1,021.19	$3.78	0.75%
C	$1,000	$1,049.10	$6.39	$1,018.70	$6.29	1.25%
R	$1,000	$1,049.60	$5.62	$1,019.45	$5.54	1.10%
R6	$1,000	$1,048.10	$2.55	$1,022.44	$2.52	0.50%
Advisor	$1,000	$1,053.10	$3.07	$1,021.94	$3.02	0.60%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN HIGH INCOME TRUST

Financial Highlights

Franklin High Income Fund

Year Ended May 31, 2019[a]

Class A

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 1.84

Income from investment operations[b]:

Net investment income[c]	0.07

Net realized and unrealized gains (losses)	(0.03)

Total from investment operations	0.04

Less distributions from:

Net investment income	(0.08)

Net asset value, end of year	$ 1.80

Total return[d]	2.17%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.87%

Expenses net of waiver and payments by affiliates[f]	0.86%

Net investment income	5.27%

Supplemental data

Net assets, end of year (000’s)	$182,551

Portfolio turnover rate	25.48%

aFor the period September 10, 2018 (effective date) to May 31, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN HIGH INCOME TRUST

FINANCIAL HIGHLIGHTS

Franklin High Income Fund (continued)

	Year Ended May 31,
	2019	2018	2017	2016	2015

Class A1

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 1.82	$ 1.91	$ 1.73	$ 2.01	$ 2.15

Income from investment operations[a]:

Net investment income[b]	0.10	0.10	0.10	0.11	0.12

Net realized and unrealized gains (losses)	(0.01)	(0.09)	0.18	(0.27)	(0.14)

Total from investment operations	0.09	0.01	0.28	(0.16)	(0.02)

Less distributions from:

Net investment income	(0.10)	(0.10)	(0.10)	(0.12)	(0.12)

Net asset value, end of year	$ 1.81	$ 1.82	$ 1.91	$ 1.73	$ 2.01

Total return[c]	5.35%	0.68%	16.82%	(8.08)%	(0.83)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.77%	0.78%	0.77%	0.78%	0.76%

Expenses net of waiver and payments by affiliates[d]	0.76%	0.77%	0.76%	0.77%	0.76% [e]

Net investment income	5.37%	5.26%	5.38%	6.15%	5.76%

Supplemental data

Net assets, end of year (000’s)	$2,054,455	$2,356,528	$2,788,669	$2,745,474	$3,611,985

Portfolio turnover rate	25.48%	23.33%	35.06%	18.58%	34.67%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	11

FRANKLIN HIGH INCOME TRUST

FINANCIAL HIGHLIGHTS

Franklin High Income Fund (continued)

	Year Ended May 31,
	2019	2018	2017	2016	2015

Class C

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 1.85	$ 1.93	$ 1.75	$ 2.03	$ 2.17

Income from investment operations[a]:

Net investment income[b]	0.09	0.09	0.09	0.10	0.11

Net realized and unrealized gains (losses)	(0.01)	(0.08)	0.18	(0.27)	(0.14)

Total from investment operations	0.08	0.01	0.27	(0.17)	(0.03)

Less distributions from:

Net investment income	(0.10)	(0.09)	(0.09)	(0.11)	(0.11)

Net asset value, end of year	$ 1.83	$ 1.85	$ 1.93	$ 1.75	$ 2.03

Total return[c]	4.17%	0.70%	16.02%	(8.46)%	(1.32)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.27%	1.28%	1.27%	1.28%	1.26%

Expenses net of waiver and payments by affiliates[d]	1.26%	1.27%	1.26%	1.27%	1.26%[e]

Net investment income	4.87%	4.76%	4.88%	5.65%	5.26%

Supplemental data

Net assets, end of year (000’s)	$304,072	$460,201	$563,539	$563,218	$784,613

Portfolio turnover rate	25.48%	23.33%	35.06%	18.58%	34.67%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

12	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN HIGH INCOME TRUST

FINANCIAL HIGHLIGHTS

Franklin High Income Fund (continued)

	Year Ended May 31,
	2019	2018	2017	2016	2015

Class R

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 1.86	$ 1.94	$ 1.76	$ 2.04	$ 2.18

Income from investment operations[a]:

Net investment income[b]	0.09	0.09	0.09	0.10	0.11

Net realized and unrealized gains (losses)	(0.01)	(0.07)	0.19	(0.27)	(0.14)

Total from investment operations	0.08	0.02	0.28	(0.17)	(0.03)

Less distributions from:

Net investment income	(0.10)	(0.10)	(0.10)	(0.11)	(0.11)

Net asset value, end of year	$ 1.84	$ 1.86	$ 1.94	$ 1.76	$ 2.04

Total return	4.31%	0.84%	16.07%	(8.27)%	(1.16)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.12%	1.13%	1.12%	1.13%	1.11%

Expenses net of waiver and payments by affiliates[c]	1.11%	1.12%	1.11%	1.12%	1.11%[d]

Net investment income	5.02%	4.91%	5.03%	5.80%	5.41%

Supplemental data

Net assets, end of year (000’s)	$101,783	$127,333	$187,180	$227,440	$323,397

Portfolio turnover rate	25.48%	23.33%	35.06%	18.58%	34.67%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	13

FRANKLIN HIGH INCOME TRUST

FINANCIAL HIGHLIGHTS

Franklin High Income Fund (continued)

	Year Ended May 31,
	2019	2018	2017	2016	2015

Class R6

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 1.82	$ 1.90	$ 1.73	$ 2.01	$ 2.15

Income from investment operations[a]:

Net investment income[b]	0.10	0.11	0.10	0.11	0.12

Net realized and unrealized gains (losses)	(0.01)	(0.08)	0.18	(0.27)	(0.13)

Total from investment operations	0.09	0.03	0.28	(0.16)	(0.01)

Less distributions from:

Net investment income	(0.11)	(0.11)	(0.11)	(0.12)	(0.13)

Net asset value, end of year	$ 1.80	$ 1.82	$ 1.90	$ 1.73	$ 2.01

Total return	5.05%	1.48%	16.56%	(7.78)%	(0.57)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.55%	0.51%	0.49%	0.47%	0.47%

Expenses net of waiver and payments by affiliates[c]	0.50%	0.48%	0.48%	0.46%	0.47%[d]

Net investment income	5.63%	5.55%	5.66%	6.46%	6.05%

Supplemental data

Net assets, end of year (000’s)	$64,681	$68,312	$33,371	$37,872	$81,133

Portfolio turnover rate	25.48%	23.33%	35.06%	18.58%	34.67%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

14	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN HIGH INCOME TRUST

FINANCIAL HIGHLIGHTS

Franklin High Income Fund (continued)

	Year Ended May 31,
	2019	2018	2017	2016	2015

Advisor Class

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 1.83	$ 1.91	$ 1.74	$ 2.01	$ 2.15

Income from investment operations[a]:

Net investment income[b]	0.10	0.10	0.10	0.11	0.12

Net realized and unrealized gains (losses)	(0.01)	(0.07)	0.18	(0.26)	(0.14)

Total from investment operations	0.09	0.03	0.28	(0.15)	(0.02)

Less distributions from:

Net investment income	(0.11)	(0.11)	(0.11)	(0.12)	(0.12)

Net asset value, end of year	$ 1.81	$ 1.83	$ 1.91	$ 1.74	$ 2.01

Total return	4.92%	1.36%	16.29%	(7.39)%	(0.69)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.62%	0.63%	0.62%	0.63%	0.61%

Expenses net of waiver and payments by affiliates[c]	0.61%	0.62%	0.61%	0.62%	0.61%[d]

Net investment income	5.52%	5.41%	5.53%	6.30%	5.91%

Supplemental data

Net assets, end of year (000’s)	$320,010	$356,721	$488,699	$526,634	$1,443,439

Portfolio turnover rate	25.48%	23.33%	35.06%	18.58%	34.67%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

FRANKLIN HIGH INCOME TRUST

Statement of Investments, May 31, 2019

Franklin High Income Fund

	Country	Shares/ Warrants		Value

Common Stocks and Other Equity Interests 1.1%
Energy 1.0%
[a] Birch Permian Holdings Inc.	United States	690,410		$7,939,715
[a] Chaparral Energy Inc., A	United States	43,062		181,722
[a,b] Chaparral Energy Inc., A, 144A	United States	5,033		21,239
[a] Contura Energy Inc.	United States	30,901		1,626,938
[a] Contura Energy Inc., wts., 7/26/23	United States	5,033		103,680
[a,c] Goodrich Petroleum Corp.	United States	1,564,885		18,105,719
[a] Halcon Resources Corp.	United States	1,889,580		403,992
[a] Halcon Resources Corp., wts., 9/09/20	United States	145,844		1,108
[a] Midstates Petroleum Co. Inc.	United States	8,543		57,153
[a,d] Midstates Petroleum Co. Inc., wts., 4/21/20	United States	82,587		219
[a,d,e] Nine Point Energy LLC	United States	433,273		33
[a] Riviera Resources Inc.	United States	156,119		2,107,607
[a] Roan Resources Inc.	United States	156,119		326,289
[a,c] Titan Energy LLC	United States	289,137		11,247

				30,886,661

Materials 0.1%
[a] Verso Corp., A	United States	83,362		1,435,494
[a] Verso Corp., wts., 7/25/23	United States	8,775		24,131

				1,459,625

Total Common Stocks and Other Equity Interests (Cost $141,449,315)				32,346,286

Management Investment Companies (Cost $50,651,018) 1.7%
Diversified Financials 1.7%
iShares iBoxx $ High Yield Corp. Bond ETF	United States	606,543		51,495,501

Convertible Preferred Stocks (Cost $7,552,087) 0.3%
Energy 0.3%
[a,d,e] Nine Point Energy Holdings Inc., cvt. pfd.	United States	8,080		7,697,400

		Principal Amount	*

Convertible Bonds (Cost $11,500,000) 0.4%
Energy 0.4%
[c,d,f] Goodrich Petroleum Corp., cvt., senior secured note, second lien, PIK, 13.50%, 5/31/21	United States	$11,500,000		11,500,000

Corporate Bonds 94.9%
Automobiles & Components 0.7%
[b] Adient U.S. LLC, senior secured note, 144A, 7.00%, 5/15/26	United States	20,500,000		20,397,500

Banks 1.7%
CIT Group Inc.,
senior bond, 5.00%, 8/15/22	United States	3,850,000		4,002,152
senior note, 5.25%, 3/07/25	United States	8,200,000		8,682,816

16	Annual Report	franklintempleton.com

FRANKLIN HIGH INCOME TRUST

STATEMENT OF INVESTMENTS

Franklin High Income Fund (continued)

	Country	Principal Amount*	Value

Corporate Bonds (continued)

Banks (continued)
[g] JPMorgan Chase & Co.,
junior sub. bond, R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	$15,000,000	$15,669,600
junior sub. bond, V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	9,900,000	9,875,250
Royal Bank of Scotland Group PLC,
sub. note, 6.125%, 12/15/22	United Kingdom	4,000,000	4,258,880
sub. note, 5.125%, 5/28/24	United Kingdom	10,000,000	10,314,600

			52,803,298

Capital Goods 6.9%
Aircastle Ltd., senior note, 4.125%, 5/01/24	United States	13,000,000	13,176,284
[b] BBA U.S. Holdings Inc., senior note, 144A, 5.375%, 5/01/26	United States	9,800,000	9,947,000
[b] Beacon Roofing Supply Inc., senior note, 144A, 4.875%, 11/01/25	United States	14,400,000	13,666,608
[b] BWX Technologies Inc., senior note, 144A, 5.375%, 7/15/26	United States	8,500,000	8,712,500
[b] Cloud Crane LLC, secured note, second lien, 144A, 10.125%, 8/01/24	United States	10,000,000	10,650,000
H&E Equipment Services Inc., senior note, 5.625%, 9/01/25	United States	19,700,000	19,616,275
[b] HD Supply Inc., senior note, 144A, 5.375%, 10/15/26	United States	14,900,000	15,235,250
[b] Jeld-Wen Inc.,
senior bond, 144A, 4.875%, 12/15/27	United States	7,800,000	7,351,500
senior note, 144A, 4.625%, 12/15/25	United States	7,600,000	7,296,000
[b] The Manitowoc Co. Inc., secured note, second lien, 144A, 9.00%, 4/01/26	United States	15,100,000	14,722,500
[b] NCI Building Systems Inc., senior secured note, 144A, 8.00%, 4/15/26	United States	18,000,000	16,340,400
[b] Terex Corp., senior note, 144A, 5.625%, 2/01/25	United States	10,400,000	10,192,000
[b] TransDigm Inc., senior secured note, 144A, 6.25%, 3/15/26	United States	31,400,000	32,106,500
[b] Vertiv Group Corp., senior note, 144A, 9.25%, 10/15/24	United States	29,500,000	29,205,000

			208,217,817

Commercial & Professional Services 2.1%
[d,h] Goss Graphic Systems Inc., senior sub. note, 12.25%, 11/19/05	United States	9,053,899	905
United Rentals North America Inc.,
senior bond, 5.875%, 9/15/26	United States	4,600,000	4,778,250
senior bond, 5.50%, 5/15/27	United States	18,400,000	18,607,000
senior bond, 5.25%, 1/15/30	United States	14,000,000	13,755,000
[b] West Corp., senior note, 144A, 8.50%, 10/15/25	United States	34,900,000	27,920,000

			65,061,155

Consumer Durables & Apparel 2.2%
[b] Ashton Woods USA LLC/Ashton Woods Finance Co.,
senior note, 144A, 6.75%, 8/01/25	United States	13,500,000	12,706,875
senior note, 144A, 9.875%, 4/01/27	United States	8,500,000	8,755,000
[b] Hanesbrands Inc., senior note, 144A, 4.625%, 5/15/24	United States	17,000,000	16,957,500
[b] Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc., senior note, 144A, 5.625%, 3/01/24	United States	3,800,000	3,828,500
Weekley Homes LLC/Weekley Finance Corp., senior note, 6.625%, 8/15/25	United States	25,000,000	24,687,500

			66,935,375

Consumer Services 6.3%
[b] 1011778 BC ULC/New Red Finance Inc.,
secured note, second lien, 144A, 5.00%, 10/15/25	Canada	7,400,000	7,270,500
senior secured note, first lien, 144A, 4.25%, 5/15/24	Canada	16,100,000	15,891,747

franklintempleton.com	Annual Report	17

FRANKLIN HIGH INCOME TRUST

STATEMENT OF INVESTMENTS

Franklin High Income Fund (continued)

	Country	Principal Amount*	Value

Corporate Bonds (continued)

Consumer Services (continued)
[b] 24 Hour Holdings III LLC, senior note, 144A, 8.00%, 6/01/22	United States	$28,000,000	$27,230,000
[b] Ascend Learning LLC, senior note, 144A, 6.875%, 8/01/25	United States	7,500,000	7,509,375
[b] Downstream Development Authority of the Quapaw Tribe of Oklahoma, secured note, 144A, 10.50%, 2/15/23	United States	8,600,000	9,051,500
[b] Golden Nugget Inc.,
senior note, 144A, 6.75%, 10/15/24	United States	23,200,000	23,084,000
senior note, 144A, 8.75%, 10/01/25	United States	2,700,000	2,723,625
[b] KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC,
senior note, 144A, 5.00%, 6/01/24	United States	13,600,000	13,838,000
senior note, 144A, 5.25%, 6/01/26	United States	12,700,000	12,890,500
[b] MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc., senior note, 144A, 5.75%, 2/01/27	United States	14,500,000	14,953,125
[b] Stars Group Holdings BV/Stars Group U.S. Co-Borrower LLC, senior note, 144A, 7.00%, 7/15/26	Canada	11,000,000	11,343,750
[b] Studio City Finance Ltd., senior note, 144A, 7.25%, 2/11/24	Macau	23,200,000	23,983,000
[b] Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., senior bond, 144A, 5.50%, 3/01/25	United States	20,000,000	19,650,000

			189,419,122

Diversified Financials 1.8%
[b] MSCI Inc., senior note, 144A, 5.375%, 5/15/27	United States	8,500,000	8,956,875
Navient Corp.,
senior note, 5.00%, 10/26/20	United States	7,200,000	7,299,000
senior note, 5.875%, 3/25/21	United States	5,000,000	5,117,250
senior note, 6.625%, 7/26/21	United States	5,300,000	5,510,993
senior note, 6.50%, 6/15/22	United States	9,900,000	10,320,750
senior note, 7.25%, 9/25/23	United States	5,980,000	6,299,631
Springleaf Finance Corp., senior note, 6.625%, 1/15/28	United States	12,000,000	12,180,240

			55,684,739

Energy 12.3%
[b] Aker BP ASA, senior note, 144A, 5.875%, 3/31/25	Norway	13,000,000	13,654,472
[b] Archrock Partners LP / Archrock Partners Finance Corp., senior note, 144A, 6.875%, 4/01/27	United States	10,000,000	10,300,000
California Resources Corp.,
[b] secured note, second lien, 144A, 8.00%, 12/15/22	United States	13,382,000	9,400,855
senior bond, 6.00%, 11/15/24	United States	850,000	518,500
senior note, 5.50%, 9/15/21	United States	411,000	295,920
Callon Petroleum Co., senior note, 6.375%, 7/01/26	United States	13,000,000	12,707,500
Calumet Specialty Products Partners LP/Calumet Finance Corp., senior note, 7.75%, 4/15/23	United States	22,700,000	20,997,500
Cheniere Corpus Christi Holdings LLC,
senior secured note, first lien, 7.00%, 6/30/24	United States	11,600,000	12,959,520
senior secured note, first lien, 5.875%, 3/31/25	United States	17,500,000	18,827,025
Cheniere Energy Partners LP,
[b] senior note, 144A, 5.625%, 10/01/26	United States	9,000,000	9,135,000
senior secured note, first lien, 5.25%, 10/01/25	United States	28,700,000	28,757,974

18	Annual Report	franklintempleton.com

FRANKLIN HIGH INCOME TRUST

STATEMENT OF INVESTMENTS

Franklin High Income Fund (continued)

	Country	Principal Amount*	Value

Corporate Bonds (continued)

Energy (continued)
Chesapeake Energy Corp., senior note, 7.50%, 10/01/26	United States	$13,700,000	$12,090,250
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
senior note, 6.25%, 4/01/23	United States	17,000,000	17,226,100
senior note, 5.75%, 4/01/25	United States	15,000,000	15,187,500
CSI Compressco LP/CSI Compressco Finance Inc.,
senior note, 7.25%, 8/15/22	United States	12,900,000	11,706,750
[b] senior secured note, first lien, 144A, 7.50%, 4/01/25	United States	2,200,000	2,161,500
[b] Diamondback Energy Inc., senior note, 144A, 4.75%, 11/01/24	United States	18,900,000	19,301,625
Energy Transfer Operating LP,
senior note, 5.875%, 1/15/24	United States	13,000,000	14,213,318
senior note, 5.50%, 6/01/27	United States	17,900,000	19,401,821
EnLink Midstream LLC, senior bond, 5.375%, 6/01/29	United States	13,000,000	12,983,750
[b,f] EnQuest PLC, senior note, 144A, PIK, 7.00%, 4/15/22	United Kingdom	22,955,575	18,749,884
Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note, 7.25%, 2/15/21	United States	20,760,000	20,241,000
[b,f] Murray Energy Corp., secured note, 1.5 lien, 144A, PIK, 12.00%, 4/15/24	United States	18,564,500	6,404,753
QEP Resources Inc.,
senior bond, 5.375%, 10/01/22	United States	14,000,000	13,492,500
senior note, 5.625%, 3/01/26	United States	10,700,000	9,710,250
Sanchez Energy Corp.,
senior note, 7.75%, 6/15/21	United States	7,000,000	805,000
senior note, 6.125%, 1/15/23	United States	8,000,000	920,000
Sunoco LP/Sunoco Finance Corp.,
senior note, 4.875%, 1/15/23	United States	6,500,000	6,566,430
senior note, 5.50%, 2/15/26	United States	8,000,000	8,100,000
[b] senior note, 144A, 6.00%, 4/15/27	United States	13,100,000	13,341,171
[h] Weatherford International Ltd.,
senior note, 5.125%, 9/15/20	United States	5,300,000	2,597,000
senior note, 4.50%, 4/15/22	United States	8,500,000	4,122,500
senior note, 8.25%, 6/15/23	United States	9,600,000	4,800,000

			371,677,368

Food & Staples Retailing 0.2%
[b] Aramark Services Inc., senior bond, 144A, 5.00%, 2/01/28	United States	6,900,000	6,843,938

Food, Beverage & Tobacco 2.6%
B&G Foods Inc., senior note, 5.25%, 4/01/25	United States	17,300,000	16,791,813
[b] Cott Holdings Inc., senior note, 144A, 5.50%, 4/01/25	Canada	5,300,000	5,240,375
[b] Darling Ingredients Inc., senior note, 144A, 5.25%, 4/15/27	United States	6,200,000	6,291,760
[b] Lamb Weston Holdings Inc.,
senior note, 144A, 4.625%, 11/01/24	United States	10,900,000	10,900,000
senior note, 144A, 4.875%, 11/01/26	United States	17,700,000	17,832,750
[b] Post Holdings Inc., senior bond, 144A, 5.00%, 8/15/26	United States	23,000,000	22,712,500

			79,769,198

franklintempleton.com	Annual Report	19

FRANKLIN HIGH INCOME TRUST

STATEMENT OF INVESTMENTS

Franklin High Income Fund (continued)

	Country	Principal Amount*	Value

Corporate Bonds (continued)
Health Care Equipment & Services 7.3%
[b] Centene Corp., senior note, 144A, 5.375%, 6/01/26	United States	$23,550,000	$24,484,935
CHS/Community Health Systems Inc.,
senior note, 6.875%, 2/01/22	United States	4,003,000	2,682,010
[b] senior note, 144A, 8.125%, 6/30/24	United States	13,747,000	10,310,250
senior secured note, 5.125%, 8/01/21	United States	4,100,000	4,028,250
senior secured note, first lien, 6.25%, 3/31/23	United States	14,200,000	13,574,490
HCA Inc.,
senior bond, 5.875%, 5/01/23	United States	14,600,000	15,539,948
senior bond, 5.375%, 2/01/25	United States	7,000,000	7,334,040
senior bond, 5.875%, 2/01/29	United States	12,200,000	12,962,500
senior secured bond, first lien, 5.25%, 4/15/25	United States	11,000,000	11,858,011
[b] MEDNAX Inc., senior note, 144A, 6.25%, 1/15/27	United States	20,000,000	20,100,000
[b] MPH Acquisition Holdings LLC, senior note, 144A, 7.125%, 6/01/24	United States	15,400,000	15,361,500
[b,f] Polaris Intermediate Corp., senior note, 144A, PIK, 8.50%, 12/01/22	United States	7,000,000	6,903,750
Tenet Healthcare Corp.,
senior note, 8.125%, 4/01/22	United States	12,000,000	12,551,520
senior note, 6.75%, 6/15/23	United States	13,700,000	13,698,904
[b] senior note, second lien, 144A, 6.25%, 2/01/27	United States	15,000,000	15,318,750
senior secured note, first lien, 6.00%, 10/01/20	United States	6,700,000	6,908,035
WellCare Health Plans Inc., senior note, 5.25%, 4/01/25	United States	25,500,000	25,938,600

			219,555,493

Household & Personal Products 0.6%
[b] Prestige Brands Inc., senior note, 144A, 6.375%, 3/01/24	United States	17,800,000	18,378,500

Insurance 0.6%
[i] CNO Financial Group Inc., senior note, 5.25%, 5/30/29	United States	17,900,000	18,081,148

Materials 12.3%
[f] ARD Finance SA, secured note, PIK, 7.125%, 9/15/23	Luxembourg	14,000,000	13,755,000
[b] Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., senior note, 144A, 6.00%, 2/15/25	Luxembourg	10,000,000	9,937,500
[b] BWAY Holding Co.,
secured note, 144A, 5.50%, 4/15/24	United States	5,000,000	4,906,750
senior note, 144A, 7.25%, 4/15/25	United States	31,900,000	30,826,565
[b] Cemex SAB de CV, senior secured bond, first lien, 144A, 5.70%, 1/11/25	Mexico	25,000,000	25,491,750
The Chemours Co.,
senior note, 6.625%, 5/15/23	United States	7,491,000	7,491,000
senior note, 5.375%, 5/15/27	United States	7,700,000	7,007,000
Crown Americas LLC/Crown Americas Capital Corp. VI, senior note, 4.75%, 2/01/26	United States	13,900,000	14,011,200
[b] Eldorado Gold Corp.,
[i] secured note, second lien, 144A, 9.50%, 6/01/24	Canada	12,600,000	12,411,000
senior note, 144A, 6.125%, 12/15/20	Canada	21,700,000	21,717,360
[b] Element Solutions Inc., senior note, 144A, 5.875%, 12/01/25	United States	20,000,000	20,375,000
[b] First Quantum Minerals Ltd.,
senior note, 144A, 7.25%, 4/01/23	Zambia	17,000,000	15,576,250
senior note, 144A, 6.875%, 3/01/26	Zambia	8,000,000	6,840,000

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FRANKLIN HIGH INCOME TRUST

STATEMENT OF INVESTMENTS

Franklin High Income Fund (continued)

	Country	Principal Amount*	Value

Corporate Bonds (continued)

Materials (continued)
[b] Grinding Media Inc./MC Grinding Media Canada Inc., senior secured note, 144A, 7.375%, 12/15/23	United States	$16,500,000	$15,427,500
[b] Neon Holdings Inc., senior note, 144A, 10.125%, 4/01/26	United States	15,000,000	15,037,500
[b] New Enterprise Stone & Lime Co., senior note, 144A, 6.25%, 3/15/26	United States	17,400,000	17,356,500
[b] New Gold Inc., senior note, 144A, 6.375%, 5/15/25	Canada	16,600,000	12,429,250
[b] Novelis Corp.,
senior bond, 144A, 5.875%, 9/30/26	United States	12,700,000	12,406,376
senior note, 144A, 6.25%, 8/15/24	United States	11,000,000	11,275,000
[b] OCI NV, senior note, 144A, 6.625%, 4/15/23	Netherlands	9,600,000	9,888,000
[b] Owens-Brockway Glass Container Inc.,
senior note, 144A, 5.00%, 1/15/22	United States	10,000,000	10,187,500
senior note, 144A, 5.875%, 8/15/23	United States	10,000,000	10,488,300
[b] Rain CII Carbon LLC / CII Carbon Corp., senior note, 144A, 7.25%, 4/01/25	United States	15,000,000	13,800,000
[b] Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA,
senior secured note, first lien, 144A, 5.125%, 7/15/23	United States	2,200,000	2,203,190
[j] senior secured note, first lien, 144A, FRN, 6.097%, (3-month USD LIBOR + 3.50%), 7/15/21	United States	5,300,000	5,333,125
[b] Sealed Air Corp., senior bond, 144A, 5.50%, 9/15/25	United States	5,500,000	5,720,000
Steel Dynamics Inc.,
senior bond, 5.50%, 10/01/24	United States	10,000,000	10,209,900
senior bond, 5.00%, 12/15/26	United States	15,000,000	15,375,000
[b] SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., senior note, 144A, 7.50%, 6/15/25	United States	15,000,000	14,831,250

			372,314,766

Media & Entertainment 11.9%
[b] Altice Luxembourg SA,
senior note, 144A, 10.50%, 5/15/27	Luxembourg	20,000,000	20,080,000
senior secured note, 144A, 7.75%, 5/15/22	Luxembourg	30,900,000	31,595,250
AMC Networks Inc., senior note, 5.00%, 4/01/24	United States	14,500,000	14,479,265
CCO Holdings LLC/CCO Holdings Capital Corp.,
senior bond, 5.125%, 2/15/23	United States	10,000,000	10,100,300
[b] senior bond, 144A, 5.375%, 5/01/25	United States	3,100,000	3,172,695
[b] senior bond, 144A, 5.75%, 2/15/26	United States	10,200,000	10,608,000
[b] senior bond, 144A, 5.50%, 5/01/26	United States	8,900,000	9,136,918
[b] senior bond, 144A, 5.00%, 2/01/28	United States	10,000,000	9,925,000
[b] senior bond, 144A, 5.375%, 6/01/29	United States	18,100,000	18,145,250
Clear Channel Worldwide Holdings Inc.,
senior note, 6,50%, 11/15/22	United States	10,000,000	10,248,985
[b] senior sub. note, 144A, 9.25%, 2/15/24	United States	13,200,000	14,153,040
CSC Holdings LLC,
[b] senior bond, 144A, 5.50%, 4/15/27	United States	3,000,000	3,058,650
senior note, 6.75%, 11/15/21	United States	5,000,000	5,343,750
senior note, 5.25%, 6/01/24	United States	28,000,000	28,288,400
[b] senior secured note, first lien, 144A, 5.50%, 5/15/26	United States	23,550,000	23,955,060

franklintempleton.com	Annual Report	21

FRANKLIN HIGH INCOME TRUST

STATEMENT OF INVESTMENTS

Franklin High Income Fund (continued)

	Country	Principal Amount*	Value

Corporate Bonds (continued)
Media & Entertainment (continued)
DISH DBS Corp.,
senior bond, 5.875%, 7/15/22	United States	$10,000,000	$9,865,500
senior bond, 5.00%, 3/15/23	United States	5,000,000	4,706,250
senior note, 5.875%, 11/15/24	United States	17,500,000	15,773,100
[b] Gray Escrow Inc., senior note, 144A, 7.00%, 5/15/27	United States	9,100,000	9,661,834
Netflix Inc.,
senior bond, 4.375%, 11/15/26	United States	13,700,000	13,370,926
[b] senior bond, 144A, 5.375%, 11/15/29	United States	9,100,000	9,259,250
[b] Nexstar Broadcasting Inc., senior note, 144A, 5.625%, 8/01/24	United States	12,800,000	12,928,000
[b] Unitymedia KabelBW GmbH, senior bond, 144A, 6.125%, 1/15/25	Germany	23,500,000	24,263,750
[b] Univision Communications Inc.,
senior secured note, first lien, 144A, 5.125%, 5/15/23	United States	5,000,000	4,750,000
senior secured note, first lien, 144A, 5.125%, 2/15/25	United States	16,000,000	14,700,000
[b] Virgin Media Secured Finance PLC,
senior secured bond, 144A, 5.25%, 1/15/26	United Kingdom	10,000,000	10,000,000
senior secured bond, first lien, 144A, 5.50%, 8/15/26	United Kingdom	7,300,000	7,363,875
[b] WMG Acquisition Corp.,
secured note, 144A, 4.875%, 11/01/24	United States	2,600,000	2,632,500
secured note, first lien, 144A, 5.00%, 8/01/23	United States	8,500,000	8,616,875

			360,182,423

Pharmaceuticals, Biotechnology & Life Sciences 3.8%
[b] Avantor Inc., senior secured note, first lien, 144A, 6.00%, 10/01/24	United States	17,300,000	18,009,300
[b] Bausch Health Americas Inc., senior note, 144A, 9.25%, 4/01/26	United States	27,000,000	29,261,250
[b] Bausch Health Cos. Inc.,
senior bond, 144A, 6.125%, 4/15/25	United States	8,800,000	8,628,400
senior note, 144A, 5.75%, 8/15/27	United States	2,300,000	2,331,625
senior note, first lien, 144A, 7.00%, 3/15/24	United States	4,200,000	4,396,875
[b,f] Eagle Holdings Co. II LLC, senior note, 144A, PIK, 7.625%, 5/15/22	United States	14,200,000	14,253,250
[b] Endo DAC/Endo Finance LLC/Endo Finco Inc.,
senior bond, 144A, 6.00%, 2/01/25	United States	23,400,000	15,678,000
senior note, 144A, 6.00%, 7/15/23	United States	13,253,000	9,588,943
Horizon Pharma USA Inc., senior note, 6.625%, 5/01/23	United States	11,368,000	11,645,095

			113,792,738

Real Estate 1.3%
CyrusOne LP/CyrusOne Finance Corp., senior note, 5.375%, 3/15/27	United States	7,400,000	7,649,750
[b] Five Point Operating Co. LP/Five Point Capital Corp., senior note, 144A, 7.875%, 11/15/25	United States	21,400,000	21,346,500
MPT Operating Partnership LP/MPT Finance Corp.,
senior bond, 5.25%, 8/01/26	United States	7,700,000	7,791,245
senior bond, 5.00%, 10/15/27	United States	3,700,000	3,658,375

			40,445,870

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FRANKLIN HIGH INCOME TRUST

STATEMENT OF INVESTMENTS

Franklin High Income Fund (continued)

	Country	Principal Amount*	Value

Corporate Bonds (continued)

Retailing 1.3%
[b] Party City Holdings Inc., senior note, 144A, 6.625%, 8/01/26	United States	$12,500,000	$12,468,750
[b] PetSmart Inc.,
senior note, 144A, 7.125%, 3/15/23	United States	12,700,000	11,430,000
senior secured note, first lien, 144A, 5.875%, 6/01/25	United States	15,600,000	14,722,500

			38,621,250

Semiconductors & Semiconductor Equipment 1.3%
[b] Amkor Technology Inc., senior note, 144A, 6.625%, 9/15/27	United States	15,000,000	14,400,000
[b] Qorvo Inc., senior note, 144A, 5.50%, 7/15/26	United States	23,700,000	24,174,000

			38,574,000

Software & Services 2.1%
[b] First Data Corp., secured note, second lien, 144A, 5.75%, 1/15/24	United States	21,500,000	22,080,500
Infor (U.S.) Inc., senior note, 6.50%, 5/15/22	United States	29,000,000	29,404,260
[b] Symantec Corp., senior note, 144A, 5.00%, 4/15/25	United States	12,600,000	12,608,480

			64,093,240

Technology Hardware & Equipment 2.6%
[b] Blackboard Inc., secured note, second lien, 144A, 9.75%, 10/15/21	United States	34,410,000	32,861,550
[b] CommScope Inc.,
senior bond, 144A, 5.50%, 6/15/24	United States	7,000,000	6,545,000
senior secured note, first lien, 144A, 6.00%, 3/01/26	United States	15,000,000	15,075,000
[b] CommScope Technologies LLC, senior bond, 144A, 6.00%, 6/15/25	United States	10,200,000	9,358,500
[b] Dell International LLC/EMC Corp.,
senior note, 144A, 5.875%, 6/15/21	United States	4,500,000	4,567,148
senior note, 144A, 7.125%, 6/15/24	United States	4,900,000	5,162,492
senior secured bond, first lien, 144A, 6.02%, 6/15/26	United States	5,400,000	5,819,397

			79,389,087

Telecommunication Services 6.0%
[b] Block Communications Inc., senior note, 144A, 6.875%, 2/15/25	United States	8,700,000	8,982,750
[b] Digicel Group One Ltd., senior secured note, first lien, 144A, 8.25%, 12/30/22	Jamaica	7,720,000	4,921,346
[b] Digicel Group Two Ltd., senior note, 144A, 8.25%, 9/30/22	Bermuda	7,280,000	2,782,343
[b] Digicel Ltd., senior note, 144A, 6.00%, 4/15/21	Bermuda	22,000,000	18,552,930
[b] DKT Finance ApS, senior secured note, first lien, 144A, 9.375%, 6/17/23	Denmark	16,800,000	18,049,836
Hughes Satellite Systems Corp., senior bond, 6.625%, 8/01/26	United States	26,250,000	26,250,000
Sprint Corp.,
senior bond, 7.875%, 9/15/23	United States	6,500,000	6,998,355
senior note, 7.625%, 2/15/25	United States	20,000,000	21,200,000
senior note, 7.625%, 3/01/26	United States	15,300,000	16,246,687
[b] Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC, senior secured bond, first lien, 144A, 4.738%, 9/20/29	United States	16,600,000	17,001,720
T-Mobile USA Inc.,
senior bond, 6.375%, 3/01/25	United States	22,400,000	23,234,848
senior note, 6.00%, 4/15/24	United States	8,500,000	8,840,000
senior note, 5.125%, 4/15/25	United States	9,000,000	9,185,670

			182,246,485

franklintempleton.com	Annual Report	23

FRANKLIN HIGH INCOME TRUST

STATEMENT OF INVESTMENTS

Franklin High Income Fund (continued)

	Country	Principal Amount*	Value

Corporate Bonds (continued)
Transportation 1.8%
[b] Avolon Holdings Funding Ltd.,
senior note, 144A, 5.125%, 10/01/23	Ireland	$9,700,000	$10,018,936
senior note, 144A, 5.25%, 5/15/24	Ireland	7,200,000	7,497,360
[b] DAE Funding LLC,
senior note, 144A, 4.50%, 8/01/22	United Arab Emirates	16,000,000	16,020,000
senior note, 144A, 5.00%, 8/01/24	United Arab Emirates	12,000,000	12,030,000
[b] Park Aerospace Holdings Ltd., senior note, 144A, 5.50%, 2/15/24	Ireland	8,900,000	9,313,850

			54,880,146

Utilities 5.2%
Calpine Corp.,
senior note, 5.375%, 1/15/23	United States	18,300,000	18,250,956
[b] senior secured bond, first lien, 144A, 5.875%, 1/15/24	United States	5,000,000	5,054,750
Clearway Energy Operating LLC,
senior bond, 5.375%, 8/15/24	United States	16,000,000	15,960,000
senior bond, 5.00%, 9/15/26	United States	19,000,000	18,430,000
[b] senior note, 144A, 5.75%, 10/15/25	United States	11,200,000	11,214,000
Ferrellgas LP/Ferrellgas Finance Corp., senior note, 6.75%, 6/15/23	United States	23,600,000	20,473,000
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., senior note, 8.625%, 6/15/20	United States	6,600,000	4,884,000
[b] InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	5,800,000	5,249,000
Talen Energy Supply LLC, senior note, 6.50%, 6/01/25	United States	35,450,000	30,309,750
[b] Vistra Operations Co. LLC, senior note, 144A, 5.625%, 2/15/27	United States	26,500,000	27,353,300

			157,178,756

Total Corporate Bonds (Cost $2,946,967,550)			2,874,543,412

		Shares

Escrows and Litigation Trusts 0.0%†
[a,d] Alpha Natural Resources Inc., Escrow Account	United States	25,000,000	—
[a,d] Midstates Petroleum Co. Inc./Midstates Petroleum Co. LLC, Escrow Account	United States	25,000,000	—
[a,d] NewPage Corp., Litigation Trust	United States	30,000,000	—
[a,d] T-Mobile USA Inc., Escrow Account	United States	39,900,000	—
[a] Vistra Energy Corp., Escrow Account	United States	50,000,000	125,000

Total Escrows and Litigation Trusts (Cost $1,319,049)			125,000

Total Investments before Short Term Investments (Cost $3,159,439,019)			2,977,707,599

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FRANKLIN HIGH INCOME TRUST

STATEMENT OF INVESTMENTS

Franklin High Income Fund (continued)

	Country	Shares	Value

Short Term Investments (Cost $67,323,074) 2.2%

Money Market Funds 2.2%
[k,l] Institutional Fiduciary Trust Money Market Portfolio, 2.08%	United States	67,323,074	$67,323,074

Total Investments (Cost $3,226,762,093) 100.6%			3,045,030,673

Other Assets, less Liabilities (0.6)%			(17,479,136)

Net Assets 100.0%			$3,027,551,537

See Abbreviations on page 41.

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At May 31, 2019, the aggregate value of these securities was $1,788,797,331, representing 59.1% of net assets.

cSee Note 9 regarding holdings of 5% voting securities.

dFair valued using significant unobservable inputs. See Note 11 regarding fair value measurements.

eSee Note 8 regarding restricted securities.

fIncome may be received in additional securities and/or cash.

gPerpetual security with no stated maturity date.

hSee Note 7 regarding defaulted securities.

iSecurity purchased on a when-issued basis. See Note 1(c).

jThe coupon rate shown represents the rate at period end.

kSee Note 3(f) regarding investments in affiliated management investment companies.

lThe rate shown is the annualized seven-day effective yield at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	25

FRANKLIN HIGH INCOME TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

May 31, 2019

Franklin High Income Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$3,126,614,375
Cost - Non-controlled affiliates (Note 3f and 9)	100,147,718

Value - Unaffiliated issuers	$2,948,090,633
Value - Non-controlled affiliates (Note 3f and 9)	96,940,040
Receivables:
Investment securities sold	6,666,834
Capital shares sold	12,770,327
Interest	45,672,335
Other assets	2,423

Total assets	3,110,142,592

Liabilities:
Payables:
Investment securities purchased	38,854,120
Capital shares redeemed	39,671,543
Management fees	1,154,311
Distribution fees	520,973
Transfer agent fees	657,796
Distributions to shareholders	1,534,854
Accrued expenses and other liabilities	197,458

Total liabilities	82,591,055

Net assets, at value	$3,027,551,537

Net assets consist of:
Paid-in capital	$3,896,946,590
Total distributable earnings (loss)	(869,395,053)

Net assets, at value	$3,027,551,537

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FRANKLIN HIGH INCOME TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

May 31, 2019

Franklin High Income Fund

Class A:
Net assets, at value	$ 182,550,604

Shares outstanding	101,523,888

Net asset value per share[a]	$1.80

Maximum offering price per share (net asset value per share ÷ 96.25%)	$1.87

Class A1:
Net assets, at value	$2,054,455,236

Shares outstanding	1,136,124,313

Net asset value per share[a]	$1.81

Maximum offering price per share (net asset value per share ÷ 96.25%)	$1.88

Class C:
Net assets, at value	$ 304,071,645

Shares outstanding	165,995,936

Net asset value and maximum offering price per share[a]	$1.83

Class R:
Net assets, at value	$ 101,782,604

Shares outstanding	55,215,600

Net asset value and maximum offering price per share	$1.84

Class R6:
Net assets, at value	$ 64,681,429

Shares outstanding	35,841,256

Net asset value and maximum offering price per share	$1.80

Advisor Class:
Net assets, at value	$ 320,010,018

Shares outstanding	176,852,350

Net asset value and maximum offering price per share	$1.81

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	27

FRANKLIN HIGH INCOME TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended May 31, 2019

Franklin High Income Fund

Investment income:
Dividends:
Unaffiliated issuers	$141,884
Non-controlled affiliates (Note 3f and 9)	1,648,790
Interest:
Unaffiliated issuers	190,309,881
Non-controlled affiliates (Note 9)	1,447,554

Total investment income	193,548,109

Expenses:
Management fees (Note 3a)	14,350,451
Distribution fees: (Note 3c)
Class A	232,385
Class A1	3,284,508
Class C	2,391,495
Class R	558,940
Transfer agent fees: (Note 3e)
Class A	128,264
Class A1	3,024,093
Class C	508,132
Class R	154,589
Class R6	43,297
Advisor Class	457,041
Custodian fees (Note 4)	29,606
Reports to shareholders	267,624
Registration and filing fees	172,794
Professional fees	83,026
Trustees’ fees and expenses	123,725
Other	90,713

Total expenses	25,900,683
Expense reductions (Note 4)	(6,821)
Expenses waived/paid by affiliates (Note 3f and 3g)	(342,556)

Net expenses	25,551,306

Net investment income	167,996,803

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(33,392,003)
Non-controlled affiliates (Note 3f and 9)	376,413
Foreign currency transactions	(36,690)

Net realized gain (loss)	(33,052,280)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	19,175,709
Non-controlled affiliates (Note 3f and 9)	(4,499,066)

Net change in unrealized appreciation (depreciation)	14,676,643

Net realized and unrealized gain (loss)	(18,375,637)

Net increase (decrease) in net assets resulting from operations	$149,621,166

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FRANKLIN HIGH INCOME TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin High Income Fund

	Year Ended May 31,
	2019	2018

Increase (decrease) in net assets:
Operations:
Net investment income	$167,996,803	$195,679,743
Net realized gain (loss)	(33,052,280)	(74,898,801)
Net change in unrealized appreciation (depreciation)	14,676,643	(76,008,060)

Net increase (decrease) in net assets resulting from operations	149,621,166	44,772,882

Distributions to shareholders: (Note 1e)
Class A	(6,014,605)	—
Class A1	(125,085,632)	(142,972,505)
Class M	—	(113)
Class C	(18,533,479)	(25,417,100)
Class R	(5,862,626)	(7,769,102)
Class R6	(3,778,993)	(3,472,892)
Advisor Class	(19,425,798)	(24,192,543)

Total distributions to shareholders	(178,701,133)	(203,824,255)

Capital share transactions: (Note 2)
Class A	183,676,599	—
Class A1	(282,382,522)	(321,385,660)
Class M	(4,815)	5,000
Class C	(153,409,728)	(81,857,091)
Class R	(24,540,587)	(53,640,781)
Class R6	(2,970,938)	38,201,433
Advisor Class	(32,836,703)	(114,629,898)

Total capital share transactions	(312,468,694)	(533,306,997)

Net increase (decrease) in net assets	(341,548,661)	(692,358,370)
Net assets:
Beginning of year	3,369,100,198	4,061,458,568

End of year (Note 1e)	$3,027,551,537	$3,369,100,198

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	29

FRANKLIN HIGH INCOME TRUST

Notes to Financial Statements

Franklin High Income Fund

1.  Organization and Significant Accounting Policies

Franklin High Income Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of one fund, Franklin High Income Fund (Fund) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers six classes of shares: Class A, Class A1, Class C, Class R, Class R6 and Advisor Class. Beginning on October 19, 2018, Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

Class M was closed to investors effective at the close of market June 8, 2018.

Effective September 10, 2018, Class A shares were renamed A1, and the Fund began offering a new class of shares, Class A. Class A1 shares are only offered to existing Class A1 shareholders.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and exchange traded funds listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

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FRANKLIN HIGH INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin High Income Fund (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Securities Purchased on a When-Issued Basis

The Fund purchases securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital

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FRANKLIN HIGH INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin High Income Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

d.  Income and Deferred Taxes (continued)

gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of May 31, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

*Effective during the current reporting period, it is no longer required to present certain line items in the Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior year Statements of Changes in Net Assets.

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FRANKLIN HIGH INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin High Income Fund (continued)

For the year ended May 31, 2018, distributions to shareholders were as follows:

Distributions from net investment income:
Class A1	$(142,972,505)
Class M	(113)
Class C	(25,417,100)
Class R	(7,769,102)
Class R6	(3,472,892)
Advisor Class	(24,192,543)

For the year ended May 31, 2018, distribution in excess of net investment income included in net assets was $(15,403,896).

2.  Shares of Beneficial Interest

At May 31, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended May 31,
	2019		2018
	Shares	Amount	Shares	Amount

Class A Shares[a]:
Shares sold[b]	211,948,409	$383,078,563
Shares issued in reinvestment of distributions	3,131,066	5,621,946
Shares redeemed	(113,555,587)	(205,023,910)

Net increase (decrease)	101,523,888	$183,676,599

Class A1 Shares:
Shares sold	85,828,143	$156,899,090	166,477,222	$312,650,592
Shares issued in reinvestment of distributions	60,520,407	109,513,363	66,589,510	125,005,399
Shares redeemed	(301,711,475)	(548,794,975)	(404,056,682)	(759,041,651)

Net increase (decrease)	(155,362,925)	$(282,382,522)	(170,989,950)	$(321,385,660)

Class M Shares[c,d]:
Shares sold	—	$—	2,618	$5,000
Shares redeemed	(2,618)	(4,815)	—	—

Net increase (decrease)	(2,618)	$(4,815)	2,618	$5,000

Class C Shares:
Shares sold	16,912,966	$31,159,673	20,932,640	$39,883,914
Shares issued in reinvestment of distributions	9,256,959	17,005,407	12,249,454	23,266,943
Shares redeemed[b]	(109,346,948)	(201,574,808)	(76,211,016)	(145,007,948)

Net increase (decrease)	(83,177,023)	$(153,409,728)	(43,028,922)	$(81,857,091)

Class R Shares:
Shares sold	6,524,138	$12,097,160	10,384,341	$19,876,809
Shares issued in reinvestment of distributions	3,123,875	5,763,211	3,981,884	7,610,355
Shares redeemed	(22,956,462)	(42,400,958)	(42,336,771)	(81,127,945)

Net increase (decrease)	(13,308,449)	$(24,540,587)	(27,970,546)	$(53,640,781)

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FRANKLIN HIGH INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin High Income Fund (continued)

2.  Shares of Beneficial Interest (continued)

	Year Ended May 31,
	2019		2018
	Shares	Amount	Shares	Amount

Class R6 Shares:
Shares sold	9,591,030	$17,476,632	43,509,280	$82,338,570
Shares issued in reinvestment of distributions	2,067,881	3,733,792	1,850,032	3,457,474
Shares redeemed	(13,316,216)	(24,181,362)	(25,399,881)	(47,594,611)

Net increase (decrease)	(1,657,305)	$(2,970,938)	19,959,431	$38,201,433

Advisor Class Shares:
Shares sold	97,064,412	$177,054,613	70,264,816	$132,724,723
Shares issued in reinvestment of distributions	9,723,622	17,655,330	11,359,471	21,366,154
Shares redeemed	(125,146,955)	(227,546,646)	(142,324,218)	(268,720,775)

Net increase (decrease)	(18,358,921)	$(32,836,703)	(60,699,931)	$(114,629,898)

aFor the period September 10, 2018 (effective date) to May 31, 2019.

bMay include a portion of Class C shares that were automatically converted to Class A.

cFor the period January 25, 2018 (effective date) to June 8, 2018.

dClass M was closed to investors on June 8, 2018.

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers, and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN HIGH INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin High Income Fund (continued)

a.  Management Fees

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	In excess of $50 billion

For the year ended May 31, 2019, the gross effective investment management fee rate was 0.455% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A and Class A1 reimbursement distribution plans, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A and Class A1 reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class A1	0.15%
Class C	0.65%
Class R	0.50%

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FRANKLIN HIGH INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin High Income Fund (continued)

3.  Transactions with Affiliates (continued)

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$129,305
CDSC retained	$24,034

Effective March 1, 2019, certain front-end sales charges on Class A and A1 shares, if any, were lowered. Further details are disclosed in the Fund’s Prospectus.

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended May 31, 2019, the Fund paid transfer agent fees of $4,315,416, of which $2,003,531 was retained by Investor Services.

f.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended May 31, 2019, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates

Institutional Fiduciary Trust Money Market Portfolio, 2.08%	71,126,554	894,948,558	(898,752,038)	67,323,074	$67,323,074	$1,648,790	$ —	$ —

g.  Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class until September 30, 2019.

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FRANKLIN HIGH INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin High Income Fund (continued)

h.  Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended May 31, 2019, these purchase and sale transactions aggregated $0 and $4,709,375, respectively.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended May 31, 2019, the custodian fees were reduced as noted in the Statement of Operations.

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

At May 31, 2019, capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$3,867,967
Long term	665,661,193

Total capital loss carryforwards	$669,529,160

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. At May 31, 2019, the Fund deferred late-year ordinary losses of $36,690.

The tax character of distributions paid during the years ended May 31, 2019 and 2018, was as follows:

	2019	2018

Distributions paid from ordinary income	$178,701,133	$203,824,255

At May 31, 2019, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$3,243,827,390

Unrealized appreciation	$55,658,535
Unrealized depreciation	(254,455,252)

Net unrealized appreciation (depreciation)	$(198,796,717)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, bond discounts and premiums and corporate actions.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended May 31, 2019, aggregated $774,345,895 and $1,045,644,254, respectively.

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FRANKLIN HIGH INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin High Income Fund (continued)

7.  Credit Risk and Defaulted Securities

At May 31, 2019, the Fund had 89.9% of its portfolio invested in high yield or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At May 31, 2019, the aggregate value of these securities was $11,520,405, representing 0.4% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Statement of Investments.

8.  Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At May 31, 2019, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Shares	Issuer	Acquisition Date	Cost	Value

8,080	Nine Point Energy Holdings Inc., cvt. pfd.	3/24/17	$7,552,087	$7,697,400
433,273	Nine Point Energy LLC	7/15/14 - 2/01/18	18,779,777	33

	Total Restricted Securities (Value is 0.3% of Net Assets)		$26,331,864	$7,697,433

9.  Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the year ended May 31, 2019, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Shares/ Principal Amount Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares/ Principal Amount Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)

Non-Controlled Affiliates
						Dividends
Goodrich Petroleum Corp.	1,564,885	—	—	1,564,885	$18,105,719	$ —	$ —	$(2,190,839)
Titan Energy LLC	289,137	—	—	289,137	11,247	—	—	(303,913)

					$18,116,966	$ —	$ —	$(2,494,752)

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FRANKLIN HIGH INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin High Income Fund (continued)

Name of Issuer	Number of Shares/ Principal Amount Held at Beginning of Year	Gross Additions		Gross Reductions	Number of Shares/ Principal Amount Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)

Non-Controlled Affiliates (continued)
							Interest
Goodrich Petroleum Corp., cvt., senior secured note, second lien, PIK, 13.50%, 5/31/21	—	11,500,000		—	11,500,000	$11,500,000	$—	$—	$—
Goodrich Petroleum Corp., cvt., senior secured note, second lien, PIK, 13.50%, 8/30/19	8,250,000	—		(8,250,000)	—	—	1,107,562	376,413	(1,884,079)
Goodrich Petroleum Corp., senior secured note, second lien, PIK, 13.50%, 8/30/19	1,829,041	1,431,114	[a]	(3,260,155)	—	—	339,992	—	(120,235)

						$11,500,000	$1,447,554	$376,413	$(2,004,314)

Total Affiliated Securities (Value is 1.0% of Net Assets)						$29,616,966	$1,447,554	$376,413	$(4,499,066)

aGross addition was the result of various corporate actions.

10.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended May 31, 2019, the Fund did not use the Global Credit Facility.

11.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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FRANKLIN HIGH INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin High Income Fund (continued)

11.  Fair Value Measurements (continued)

A summary of inputs used as of May 31, 2019, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:[a]
Equity Investments:[b]
Energy	$22,946,694	$7,939,715	$7,697,652		$38,584,061
All Other Equity Investments	52,955,126	—	—		52,955,126
Convertible Bonds	—	—	11,500,000		11,500,000
Corporate Bonds:
Commercial & Professional Services	—	65,060,250	905		65,061,155
All Other Corporate Bonds	—	2,809,482,257	—		2,809,482,257
Escrows and Litigation Trusts	—	125,000	—	[c]	125,000
Short Term Investments	67,323,074	—	—		67,323,074

Total Investments in Securities	$143,224,894	$2,882,607,222	$19,198,557		$3,045,030,673

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and convertible preferred stocks as well as other equity investments.

cIncludes securities determined to have no value at May 31, 2019.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

12.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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FRANKLIN HIGH INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin High Income Fund (continued)

Abbreviations

Currency		Selected Portfolio

USD	United States Dollar	ETF	Exchange Traded Fund
		FRN	Floating Rate Note
		LIBOR	London InterBank Offered Rate
		PIK	Payment-In-Kind

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FRANKLIN HIGH INCOME TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin High Income Trust and Shareholders of Franklin High Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin High Income Fund (the “Fund”) as of May 31, 2019, the related statement of operations for the year ended May 31, 2019, the statement of changes in net assets for each of the two years in the period ended May 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

July 17, 2019

We have served as the auditor of one or more investment companies in the Franklin Templeton funds since 1948.

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Tax Information (unaudited)

Under Section 871(k)(1)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $141,819,245 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Internal Revenue Code for the fiscal year ended May 31, 2019.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 2007	138	Bar-S Foods (meat packing company)
One Franklin Parkway San Mateo, CA 94403-1906				(1981-2010).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2017	114	Hess Corporation (exploration of oil and gas) (2014-present).

Principal Occupation During at Least the Past 5 Years:

Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	138	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2005 and Lead Independent Trustee since March 2019	138	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison–United States Treasury Department (1988-1989).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	138	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, Counselor and Senior Advisor to Boeing Chairman and Board of Directors, The Boeing Company (aerospace company) (May 2019); and formerly, General Counsel and member of the Executive Council, The Boeing Company (2006-2019) and Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	138	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Interested Board Members and Officers
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2013	152	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	138	None
One Franklin Parkway	the Board and	Board since
San Mateo, CA 94403-1906	Trustee	2013 and Trustee
		since 1978

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 40 of the investment companies in Franklin Templeton.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Sonal Desai, Ph.D. (1963) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since December 2018	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of 18 of the investment companies in Franklin Templeton.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting and officer of 26 of the investment companies in Franklin Templeton.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel and officer of 44 of the investment companies in Franklin Templeton.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Co-Secretary	Vice President since 2009 and Co-Secretary since January 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly, Senior Associate General Counsel, Franklin Templeton (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel and officer of 44 of the investment companies in Franklin Templeton.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel, Executive Vice President and Secretary, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Co-Secretary	Vice President since 2011 and Co-Secretary since January 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton.

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*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Effective March 12, 2019, John B. Wilson ceased to be a trustee of the Trust.

Note 3: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated Mary C. Choksi as its audit committee financial expert. The Board believes that Ms. Choksi qualifies as such an expert in view of her extensive business background and experience. She currently serves as a director of Avis Budget Group, Inc. (2007-present) and formerly, Founder and Senior Advisor, Strategic Investment Group (1987 to 2017). Ms. Choksi has been a Member of the Fund’s Audit Committee since 2014. As a result of such background and experience, the Board believes that Ms. Choksi has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Choksi is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Approval of Investment

Management Agreements

FRANKLIN HIGH INCOME TRUST

Franklin High Income Fund

(Fund)

At an in-person meeting held on February 26, 2019 (Meeting), the Board of Trustees (Board) of Franklin High Income Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Trust, on behalf of the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to US funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton Investments (FTI) or the Fund to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a guidance update in 2016 from the US Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of liquidity through the designation of a liquidity/risk administrator and the development of reports that highlight the amount of illiquid investments for the Fund.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the FTI organization.

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Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended December 31, 2018. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional high yield funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, five- and 10-year periods was below the median of its Performance Universe, but for the three-year period was above the median of its Performance Universe. Given the Fund’s income-oriented investment objective, the Board concluded that the Fund’s performance was satisfactory.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure to the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A1 shares for the Fund and for Class A, Class T and Class T1 shares for the other funds in the Expense Group with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and 14 other high yield funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were both in the first quintile (the best) and below the medians of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s US fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2018, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to FRI and certain Franklin Templeton funds, has been engaged by the Manager to periodically review and assess the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its

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affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with the Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that to the extent economies of scale may be realized by the Manager and its affiliates, the Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report and Shareholder Letter
Franklin High Income Fund
Investment Manager	Distributor	Shareholder Services
Franklin Advisers, Inc.	Franklin Templeton Distributors, Inc.	(800) 632-2301
(800) DIAL BEN® / 342-5236
franklintempleton.com

© 2019 Franklin Templeton Investments. All rights reserved.		1105 A 07/19

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Mary C. Choksi and she is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)            Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $55,350 for the fiscal year ended May 31, 2019 and $62,296 for the fiscal year ended May 31, 2018.

(b)            Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)            Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $25,000 for the fiscal year ended May 31, 2019 and $0 for the fiscal year ended May 31, 2018. The services for which these fees were paid included professional fees in connection with tax treatment of equipment lease transactions, professional fees in connection with an Indonesia withholding tax refund claim and tax consulting services related to the operating agreement and term sheet for the launch of a new fund.

(d)            All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended May 31, 2019 and $1,385 for the fiscal year ended May 31, 2018. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $16,500 for the fiscal year ended May 31, 2019 and $14,000 for the fiscal year ended May 31, 2018. The services for which these fees were paid included the issuance of an Auditor’s Certificate for South Korean regulatory shareholders disclosures, assets under management certification, and benchmarking services in connection with the ICI TA survey.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)          pre-approval of all audit and audit related services;

(ii)         pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii)        pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv)        establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $41,500 for the fiscal year ended May 31, 2019 and $15,385 for the fiscal year ended May 31, 2018.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.	N/A

Item 6. Schedule of Investments.	N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.	N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.	N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.	N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Company.                N/A

Item 13. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN HIGH INCOME TRUST

By	S\MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration
Date July 31, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	S\MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration
Date July 31, 2019

By	S\GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer
Date July 31, 2019